EXHIBIT 99.03

22 March 2007

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights
Other (please specify): Revised due to DTR rules - see Section 13	Yes

3. Full name of person(s) subject to the notification obligation:	Fidelity International Limited (FIL)
4. Full name of shareholder(s) (if different from 3.):	See attached schedule
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	Revised due to DTR rules
6. Date on which issuer notified:	22 March 2007
7. Threshold(s) that is/are crossed or reached:	N/A
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
GB00B0KQX869	29,692,537	29,692,537			29,692,537		5.35%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
29,692,537	5.35%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

See attached schedule

Proxy Voting:

10. Name of the proxy holder:	Fidelity International Limited (FIL)
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:
As discussed with the FSA, prior to the implementation of the EU Transparency Directive, we aggregated the interests in the shares of FMR Corp (FMR) and Fidelity International Limited (FIL) together for the purposes of shareholder reporting. According to the new DTR rules we are now reporting the indirect holdings of FMR and FIL separately. A separate notification is being submitted for FILFMR Corp. Please note these holdings are correct as of close of business 20 March 2007.

14. Contact name:	Sophie Hughes
15. Contact:	fil-regulatoryreporting@uk.fid-intl.com

(Contact at Shire plc: Vivienne Hemming, Deputy Company Secretary, 01256 894276)

Schedule:

Shares Held	Nominee	Management Company
57,800	STATE STREET HONG KONG	FIA(K)l

44,730 56,200 1,043,797 214,800 65,200 21,900 60,800 108,800 337,100 996,828 11,754,185 3,215,218 1,160,817 14,700 28,000 79,200 8,767,651 134,100 334,546 686,800 509,365
STATE STR BK AND TR CO LNDN (S
STATE STR BK AND TR CO LNDN (S
NORTHERN TRUST LONDON
NORTHERN TRUST LONDON
NORTHERN TRUST CO
NORDDEUTSCHE LANDERSBANK
NOMURA TEST AND BANKING
MASTER TRUST BANK OF JAPAN
JPMORGAN, BOURNEMOUTH
JPMORGAN, BOURNEMOUTH
JPMORGAN, BOURNEMOUTH
JPMORGAN, BOURNEMOUTH
JPMORGAN, BOURNEMOUTH
DEXIA PRIVATBANK
CHASE MANHTTN BK AG FRNKFRT (S
BROWN BROTHERS HARRIMAN AND CO
BROWN BROS HARRIMN LTD LUX
BNP PARIBAS, PARIS
BERMUDA TRUST FAR EAST HK
BANK OF NEW YORK EUROPE LDN
BANK OF NEW YORK BRUSSELS
FPM FIL FPM FIL FIL FIL FIJ FIJ FIL FPM FISL FIL FII FPM FPM FIL FIL FIGEST FIM HK FII FPM

Fidelity International Limited (FIL) is the parent holding company for various direct and indirect subsidiaries, including Fidelity Fund Management Limited (FFML), Fidelity Fund Management Limited (FFML), Fidelity Investment Services Ltd (FISL), Fidelity Gestion (FIGEST), Fidelity Investments Advisory (Korea) Limited (FIAKL), Fidelity Investments Management (Hong Kong) Limited (FIMHK), Fidelity Pension Management (FPM), Fidelity Investments Japan (FLJ) and Fidelity Investments International (FII), investment managers for various non-US investment companies and institutional clients.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.